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                                                                 EXHIBIT 10.2.2


                             FIRST AMENDMENT TO
                             THE PALMETTO BANK
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST



         BY THIS AGREEMENT, The Palmetto Bank Employee Stock
Ownership Plan and Trust (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 1994:

1.       Section 1.10, Section 1.24 and the calculation of "415
Compensation" for the purpose of the minimum allocations required for Top Heavy Plan Years, are amended by the addition of the following paragraphs:

                  In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section
401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section
401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


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2.       Section 9.1 is amended by the addition of the following
paragraph:

                  (d) Any amendment to the Plan shall be adopted by formal action of the Employer's board of directors and executed by an officer authorized to act on behalf of the Employer.


                  IN WITNESS WHEREOF, this Amendment has been executed this 12th day of April, 1994.


                                                     THE PALMETTO BANK
                                                     EMPLOYER:

                                                     By: /s/ Leon Patterson
                                                        Its: Chairman

                                                     PALMETTO CAPITAL, INC.
                                                     PARTICIPATING EMPLOYER:

                                                     By: /s/ Curtis A. Tyner
                                                         Its: Treasurer


                                                     THE PALMETTO BANK
                                                     TRUSTEE:

                                                     By: /s/ Leon Patterson
                                                    Its: Chairman


                                          Attest: /s/ Teresa M. Crabtree



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